ARTICLES OF MERGER

                            MERGING

                   NICHOLAS INCOME FUND, INC.

                    (a Delaware Corporation)

                              Into

                   NICHOLAS INCOME FUND, INC.

                    (a Maryland Corporation)

      FIRST:  Nicholas Income Fund, Inc., a corporation organized
      -----
and  existing  under  the  laws of the  State  of  Delaware,  and

Nicholas  Income Fund, Inc., a corporation organized and existing under  the  laws  of the State of Maryland, agree  that  Nicholas

Income  Fund,  Inc.  (Delaware) shall be  merged  with  and  into

Nicholas  Income Fund, Inc. (Maryland).  The terms and conditions of  the merger and the mode of carrying the same into effect  are as herein set forth in these Articles of Merger.

     SECOND:  Nicholas Income Fund, Inc., a corporation organized
     ------
and  existing  under  the laws of the State  of  Maryland,  shall survive  the  merger and shall continue under the  name  Nicholas

Income Fund, Inc.

      THIRD:   The parties to the Articles of Merger are Nicholas
      -----
Income Fund, Inc., a corporation organized and existing under the laws  of the State of Maryland and Nicholas Income Fund, Inc.,  a

corporation  incorporated  in  March,  1929,  under  the  General

Corporation  Law of the State of Delaware, which  corporation  is neither  qualified nor registered to do business in the State  of

Maryland.

      FOURTH:  There shall be no amendments to the charter of the
      ------
surviving  corporation which are to be effected as  part  of  the merger.

      FIFTH:  Nicholas Income Fund, Inc. (Delaware) has authority
      -----
to  issue ten million (10,000,000) shares of common stock,  $1.00 par  value,  with  an aggregate par value of Ten Million  Dollars

($10,000,000).

     Nicholas Income Fund, Inc. (Maryland) has authority to issue one  hundred  million (100,000,000) shares of common stock,  $.01 par  value,  with  an aggregate par value of One Million  Dollars

($1,000,000).

      SIXTH:  The manner and basis of converting issued stock  of
      -----
the  merged  corporation into stock of the surviving  corporation shall be as follows:  each share and fractional share of stock of the  merged corporation that is issued immediately prior  to  the merger  shall,  by  virtue of the merger, be converted  into  one share  and  fractional  share,  respectively,  of  the  surviving corporation.

     SEVENTH:  The principal office of Nicholas Income Fund, Inc.
     -------
(Maryland), is located in Baltimore City, State of Maryland.

      Nicholas Income Fund, Inc. (Delaware) does not own property in the State of Maryland, the title to which could be affected by the recording of an instrument among the Land Records.

      EIGHTH:   The  terms and conditions of the transaction  set
      ------
forth  in these Articles of Merger were advised, authorized,  and approved by each corporation party to such Articles in the manner and by the vote required by its charter and the laws of the place where it is organized.

      NINTH:   The  merger was (a) duly advised by the  board  of
      -----
directors  of  Nicholas  Income Fund,  Inc.  (Maryland),  by  the

adoption, as of January 15, 1986, of a resolution, declaring that the  merger herein proposed was advisable substantially upon  the terms  and  conditions set forth in these Articles of Merger  and directing  that the proposed Articles of Merger be submitted  for action  thereon to the shareholders of the corporation,  and  (b)

duly  approved  by  the sole shareholder of  the  corporation  by unanimous consent on January 15, 1986.

      TENTH:   The  terms and conditions as set  forth  in  these
      -----
Articles  of  Merger were approved in the following manner:   the

merger  to  be  effected by these Articles  of  Merger  was  duly advised and authorized and approved by Nicholas Income Fund, Inc.

(Delaware) in the manner and by the vote required by the laws  of the State of Delaware and by the charter of such corporation.

      IN  WITNESS WHEREOF, Nicholas Income Fund, Inc.  (Delaware)

and  Nicholas  Income  Fund,  Inc. (Maryland),  the  corporations parties to the merger, have caused these Articles of Merger to be signed in their respective corporate names and on their behalf by their  respective Presidents and witnessed or attested  by  their respective Secretaries all as of the 20th day of February, 1986.



                                 Nicholas Income Fund, Inc. (Delaware)


                              By: /s/ Albert O. Nicholas
Attest:                           ----------------------
                                  Albert O. Nicholas
                                   President
/s/ Thomas J. Saeger
--------------------
Thomas J. Saeger
Vice-President & Secretary

                                  Nicholas Income Fund, Inc. (Maryland)


                              By:/s/ Albert O. Nicholas
Attest:                           ---------------------
                                  Albert O. Nicholas
                                   President
/s/ Thomas J. Saeger
--------------------
Thomas J. Saeger
Vice-President & Secretary

      THE UNDERSIGNED, President of Nicholas Income Fund, Inc. (Delaware), who executed on behalf of said corporation the foregoing Articles of Merger, of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said corporation, the foregoing Articles of Merger to be the corporate act of said corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.



                              /s/ Albert O. Nicholas
                              ----------------------
                              Albert O. Nicholas



      THE UNDERSIGNED, President of Nicholas Income Fund, Inc. (Maryland), who executed on behalf of said corporation the foregoing Articles of Merger, of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said corporation, the foregoing Articles of Merger to be the corporate act of said corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.



                              /s/ Albert O. Nicholas
                              ----------------------
                              Albert O. Nicholas

                   ARTICLES OF INCORPORATION

                               OF

                   NICHOLAS INCOME FUND, INC.


           We,  the  undersigned natural persons of  the  age  of

twenty-one   years  or  more,  acting  as  Incorporators   of   a

corporation  under  the  General Laws of the  State  of  Maryland authorizing  the formation of corporations, adopt  the  following

Articles of Incorporation for such corporation:

           FIRST:     The  name  of  the  corporation  (which  is
           -----
hereinafter  called the "Corporation") is NICHOLAS  INCOME  FUND,

INC.

          SECOND:   The period of its existence is perpetual.
          ------
           THIRD:     The  purpose  or  purposes  for  which  the
           -----
Corporation is organized are:

                A.    To engage in the business of a diversified,

open-end  management  investment  company  under  the  Investment

Company Act of 1940.

                B.    To purchase or otherwise acquire, hold  for

investment  or  otherwise,  and to sell,  exchange  or  otherwise

dispose   of  securities,  or  rights  or  warrants  to   acquire

securities,  of  any  private  or  public  company,  corporation,

association, trust or syndicate, however organized.

                C.    To purchase or otherwise acquire, hold  for

investment  or  otherwise, and to sell,  exchange,  or  otherwise dispose of, securities issued or guaranteed by the United  States of  America, by any State of the United States of America, by any

political subdivision of any State, by any public instrumentality of  a  State,  or by any person controlled or supervised  by  and acting as an instrumentality of the United States of America.

                D.    To  deposit its funds from time to time  in

such  checking account or accounts as may reasonably be required,

and to deposit its funds at interest in any bank, savings bank or trust  company in good standing organized under the laws  of  the

United States of America or any State thereof, or of the District of Columbia.

                E.    To conduct research and investigations with

respect  to securities, organizations and business conditions  in the United States and elsewhere; to secure information and advice pertaining  to  the investment and employment of the  assets  and funds  of  the Corporation and to pay compensation to others  for the furnishing of any or all of the foregoing.

                F.   Subject to any restrictions contained in the

Investment Company Act of 1940, in applicable state securities or

"blue  sky" laws, or in any rules or regulations issued  pursuant

to   any  of  the  foregoing,  to  exercise  in  respect  of  all securities,  property and assets owned by it, all rights,  powers and  privileges  which could be exercised by any  natural  person owning the same securities, property or assets.

                G.    To acquire all or any part of the goodwill,

property  and  business  of  any  firm,  person,  association  or corporation  heretofore  or hereafter  engaged  in  any  business similar  to  any business which it has power to conduct,  and  to hold,  utilize, enjoy, and in any manner dispose of the whole  or any part of the rights, property and business so acquired and  to assume  in  connection  therewith any  liabilities  of  any  such person, firm, association or corporation.

                 H.     Without  the  vote  or  consent  of   the

shareholders  of  the  Corporation, to purchase,  acquire,  hold,

dispose  of,  transfer and reissue or cancel shares  of  its  own capital  stock  in any manner or to any extent now  or  hereafter permitted  by  the  laws of Maryland and  by  these  Articles  of

Incorporation.

               I.   To carry out all or any part of the aforesaid

objects and purposes and to conduct its business in all or any of its  branches  in any or all states, territories,  districts  and possessions  of  the  United States of  America  and  in  foreign countries;  and to maintain offices and agencies in any  and  all states,  territories,  districts and possessions  of  the  United

States of America and in foreign countries.

           The  foregoing objects and purposes shall, except when

otherwise  expressed,  be  in no way  limited  or  restricted  by reference  to or inference from the terms of any clause  of  this or  any other Section of these Articles of Incorporation,  or  of any  amendment thereto, and shall each be regarded as independent and construed as powers as well as objects and purposes.

           The  Corporation shall be authorized to  exercise  and

enjoy  all  of  the powers, rights and privileges granted  to  or conferred upon corporations of a similar character by the General

Laws  of the State of Maryland now or hereafter in force and  the enumeration  of  the  foregoing powers shall  not  be  deemed  to exclude any powers, rights or privileges so granted or conferred.



           FOURTH:    The  aggregate number of shares  which  the
           ------
Corporation shall have authority to issue is one hundred  million

(100,000,000) consisting of one class only, designated as "Common

Stock,"  of the par value of $.01 per share and of the  aggregate par value of One Million Dollars ($1,000,000).

            FIFTH:      Provisions   limiting   or   denying   to
            -----
shareholders  the preemptive rights to acquire additional  shares of the Corporation are:

           No  holder  of  any of the shares of this  Corporation

shall,  as  such  holder, have any preemptive or other  right  to purchase  or subscribe for any shares which this Corporation  may issue  or  sell other than such rights, if any, as the  board  of directors  in  its discretion may from time to time determine  to offer to shareholders of this Corporation.

           SIXTH:    The number of initial directors is four (4),
           -----
and the names of the initial directors are:

               Albert O. Nicholas
               Kenneth Loeffler Frank
               Frederick Fairchild Hansen
               Alfonso Derious Robertson

Thereafter,  the  number of directors shall be such  number  (not less than three) as is fixed from time to time by the By-laws.

           SEVENTH:   The  post office address of  the  principal
           -------
office  of  the Corporation in this State is c/o The  Corporation

Trust  Incorporated, 32 South Street, Baltimore, Maryland  21202.

The  name of the resident agent of the Corporation in this  State is  The  Corporation  Trust Incorporated, a corporation  of  this

State,  and the post office address of the resident agent  is  32

South Street, Baltimore, Maryland 21202.

          EIGHTH:   The name and address of each incorporator is:
          ------
          Name                     Address
          ----                     -------
     Albert O. Nicholas       700 North Water Street, Suite 1010
                              Milwaukee, Wisconsin 53202

     Thomas J. Saeger         700 North Water Street, Suite 1010
                              Milwaukee, Wisconsin 53202

     Frank J. Pelisek         250 East Wisconsin Avenue
                              Milwaukee, Wisconsin 53202

           NINTH:     The following provisions are hereby adopted
           -----
for  the purpose of defining, limiting and regulating the  powers of the Corporation and of the directors and shareholders:

                A. The board of directors of the corporation shall authorize an initial issuance of shares of the capital stock of the Corporation for such consideration not less than the aggregate par value of the shares included in the issuance as the board of directors shall determine. After such initial issuance, the board of directors may authorize the issuance (and reissuance) from time to time of shares of capital stock of any class, whether now or hereafter authorized, for such consideration, not less than the aggregate par value of the shares so issued, as said board of directors may deem advisable, provided that, except with respect to shares issued as a share dividend or distribution, such consideration shall be not less than the net asset value of such shares computed in accordance with this Article NINTH. That portion of the consideration received by the Corporation for shares issued (or reissued) which is equal to the aggregate par value of such shares shall be capital and any consideration received in excess of said aggregate par value shall be capital surplus. The board of directors may, in its sole and absolute discretion, reject in whole or in part orders for the purchase of shares of capital stock, and may, in addition, require such orders to be in such minimum amounts as it shall determine.

                B. The holders of any fractional shares of the capital stock of the Corporation shall be entitled to the payment of dividends on such fractional shares, to receive the net asset value thereof upon redemption and to share in the assets of the Corporation upon liquidation, but no holder of a fractional share shall be entitled to receive a certificate representing any fractional share. Whenever a shareholder owns fractional shares aggregating a full share, he shall have all rights provided herein with respect to such full share and shall be entitled to receive a certificate representing such full share.

                C. The board of directors shall have full power in accordance with good accounting practice: (a) to determine what receipts of the Corporation shall constitute income available for payment of dividends and what receipts shall constitute principal and to make such allocation of any particular receipt between principal and income as it may deem proper; and (b) from time to time, in its discretion (i) to determine whether any and all expenses and other outlays paid or incurred (including any and all taxes, assessments of governmental charges which the Corporation may be required to pay or hold under any present or future law of the United States of America or of any other taxing authority therein) shall be charged to or paid from principal or income or both; and (ii) to apportion any and all of said expenses and outlays, including taxes, between principal and income.

                D. Each holder of record of stock of this Corporation shall be entitled to one (1) vote for each share thereof standing registered in his name on the books of the Corporation. At all elections of directors of the Corporation, each shareholder shall be entitled to vote the shares owned of record by him for as many persons as there are directors to be elected, but shall not be entitled to exercise any right of cumulative voting.

                E. The board of directors shall have power to determine from time to time whether and to what extent and at what time and places and under what conditions and regulations the books, accounts and documents of the Corporation, or any of them, shall be open to the inspection of shareholders, except as otherwise provided by statute or by law; and except as so provided no shareholder shall have any right to inspect any book, account or document of the Corporation unless authorized to do so by resolution of the board of directors.

                F. When the total assets of the Corporation shall for the first time have amounted to $100,000, or more, a fact which shall be conclusively evidenced by a resolution of the board of directors of the Corporation specifying the date and time when such total assets first amounted to $100,000, or more, each holder of shares of the capital stock of the Corporation shall be entitled at any time thereafter to require the Corporation to redeem all or any part of the shares standing in the name of such holder on the books of the Corporation at the net asset value of such shares as determined in accordance with the provisions of this Article NINTH, subject to the provisions of Section K of this Article.

                G.    The  net asset value to which a  holder  of
          shares of capital stock of the Corporation shall be entitled upon redemption of shares held by him is the net asset value applicable at the time when certificates representing said shares, duly endorsed or accompanied by proper instruments of assignment, with proper stock transfer stamps affixed, if required, and accompanied by irrevocable instruments in writing in form acceptable to the board of directors to redeem the stock represented by such certificates, shall have been received by the Corporation at such place as the board of directors may from time to time designate.

               H.   The time of payment for shares redeemed shall
          be   within   seven   (7)   days   after   certificates
          representing the shares to be redeemed have been received by the Corporation in accordance with Section G of this Article NINTH.

                I. The net asset value of each share of the Corporation shall be determined as of the close of trading on the New York Stock Exchange each day that said Exchange is open for trading and any such net asset value shall be applicable to all transactions in the capital stock of the Corporation occurring at or before the close of business on that day and after the close of business on the last preceding day on which said Exchange was open for trading, subject to adjustment for declared dividends or distributions, or in accordance with any controlling provisions of the Investment company Act of 1940 or any rule or regulation thereunder.

                J. The net asset value of each share of the capital stock of the Corporation at any particular time shall be the quotient obtained by dividing the value of the net assets of the Corporation (i.e., the value of the assets of the Corporation, less its liabilities exclusive of capital and surplus) at such time by the total number of shares (including fractional shares) outstanding at such time, all determined and computed as follows:

                     (1)   The  value of any cash on hand  or  on
          deposit, bills and demand notes and accounts receivable, prepaid expenses, dividends receivable (from and after the ex-dividend date) and interest declared or accrued and not yet received shall be deemed to be the full amount thereof unless the board of directors shall have determined that any such deposit, bill, demand note or account receivable is not worth the full amount thereof, in which event such value shall be the fair value thereof as determined in good faith by the board of directors.

                     (2)  Securities listed or commonly dealt  in
          on the New York Stock Exchange or the American Stock Exchange shall be valued at the last sale prices on such Exchanges on the day on which such value is being computed (or, lacking any such sales, the last bid price), unless it appears to the board of directors that some other price reflects more closely the true market value, but in no case shall such other price be lower than the last bid price or higher than the last asked price at the time as of which the net asset value is being determined, all as reported by any means in common use; provided, however that the board of directors may by resolution permit over-the-counter rather than stock exchange quotations to be used when they appear to the board of directors to reflect more closely the true market value of any particular security in the portfolio.

                     (3)   Other  securities as to  which  market
          quotations are readily available shall be valued in the same manner as securities listed or commonly dealt in on the New York or American Stock Exchanges.

                     (4)  In the case of all other securities and
          assets, the value thereof shall be the fair value as determined in good faith by the board of directors (but no value shall be assigned to goodwill of the Corporation).

                    (5) The liabilities of the Corporation shall be deemed to include all bills and accounts payable; all administrative expenses payable and/or accrued, including the estimated amount of any fees payable under an investment advisory agreement, all contractual obligations for the payment of money or property, including the amount of any unpaid dividends upon the shares of the Corporation, declared at or before the time as of which the net asset value is being determined; all reserves authorized or approved by the board of directors for taxes or contingencies, including such reserves, if any, for taxes based on any unrealized appreciation in the value of the assets of the Corporation; and all other liabilities of the Corporation of whatsoever kind and nature, except liabilities represented by outstanding shares and surplus of the Corporation.

                     (6)   Securities purchased shall be included
          among the assets of the Corporation, and the cost thereof shall simultaneously be regarded as a liability, not later than the day following the date of purchase; and securities sold shall be excluded from such assets, and the amount receivable therefor shall simultaneously be included as an asset, not later than the day following the date of sale.

                     (7)   Shares  of the capital  stock  of  the
          Corporation for which purchase orders have been accepted shall be considered as issued and outstanding as soon as the net asset value thereof can reasonably be ascertained pursuant to the provisions of this Article NINTH, and the amount receivable therefor shall simultaneously become an asset of the Corporation.

                     (8)   Shares  of the capital  stock  of  the
          Corporation delivered for redemption or repurchase shall be considered as no longer outstanding as soon as the net asset value thereof can reasonably be ascertained pursuant to the provisions of this Article NINTH, and the amount payable on such redemption or repurchase shall simultaneously become a liability of the Corporation.

                      (9)   Notwithstanding  the  provisions   of
          paragraphs (1) and (5) of this Section J, interest declared or accrued and not yet received, and any accrued expenses, may be omitted from any calculation of net asset value, in the discretion of the board of directors, if the net amount of all such interest and expenses is less than one percent of the net asset value per share.

               K.   In the event that the New York Stock Exchange
          shall be closed at any time because of then existing financial conditions or for any other unusual or extraordinary reason, the right of a holder of shares of the capital stock of the Corporation to have his shares redeemed by the Corporation shall be suspended for a period from and including the day on which the action is taken for the closing of said Exchange and the day on which said Exchange is reopened. In accordance with the provisions of the Investment Company Act of 1940 and the rules and regulations promulgated thereunder by the Securities and Exchange Commission, the Corporation may also suspend such right of redemption (a) for any period during which trading on the New York Stock Exchange is restricted; (b) for any period during which an emergency exists as a result of which (i) disposal by the Corporation of securities owned by it is not reasonably practicable or (ii) it is not reasonably practicable for the Corporation fairly to determine the value of its net assets; or (c) for such other periods as the Commission may by order permit for the protection of shareholders of the Corporation.

                L.    The  Corporation may purchase in  the  open
          market or otherwise acquire from any owner or holder thereof any shares of its capital stock, in which case the consideration paid therefor (in cash or in securities in which the funds of the Corporation shall then be invested) shall not exceed the net asset value thereof determined or estimated in accordance with any method deemed proper by the board of directors and producing an amount approximately equal to the net asset value of said shares (determined in accordance with the provisions of this Article NINTH) at the time of the purchase or acquisition by the Corporation thereof.

                In respect of all powers, duties and authorities conferred by the preceding Sections J and K and this Section L, the Corporation may act by and through agents from time to time designated and appointed by the board of directors and the board of directors may delegate to any such agent any and all powers, duties and authorities conferred upon the Corporation or upon the board of directors by said Sections.

           TENTH:    The Corporation reserves the right to  enter
           -----
into, from time to time, investment advisory agreements providing for  the  management  and supervision of the investments  of  the

Corporation and the furnishing of advice to the Corporation  with respect  to  the  desirability  of investing  in,  purchasing  or

selling  securities  or  other property.   Such  agreement  shall

contain such other terms, provisions and conditions as the  board of directors of the Corporation may deem advisable.

           The  Corporation  may  designate custodians,  transfer

agents,  registrars and/or disbursing agents for  the  stock  and assets  of the Corporation and employ and fix the powers, rights,

duties, responsibilities and compensation of each such custodian,

transfer agent, registrar and/or disbursing agent.

           ELEVENTH:   The Corporation reserves the  right,  from
           --------
time  to  time,  to  make  any amendment  of  these  Articles  of

Incorporation  now or hereafter authorized by law, including  any amendment which alters the contract rights as expressly set forth in these Articles of Incorporation of any outstanding stock.  The

Corporation   may  take  or  authorize  such  action   upon   the

concurrence  of a majority of the aggregate number of  the  votes entitled to be cast thereon.

           TWELFTH:   In  the  event of the  dissolution  of  the
           -------
Corporation  and  in  the event there are  assets  available  for distribution  to the shareholders, the trustees or receivers  may take distributions of assets in cash or in kind or partly in cash and  partly  in  kind,  and it shall not  be  necessary  for  the trustees  or receivers to give each shareholder a pro rata  share of each asset, but the trustees or receivers may allocate certain assets  to  certain  shareholders and  certain  assets  to  other shareholders,  so  long  as there shall be  distributed  to  each shareholder his pro rata share in market value of the  assets  of the Corporation.

     Dated:    December 31, 1985.




                               /s/ Albert O. Nicholas
                              -----------------------
                              Albert O. Nicholas



                               /s/ Thomas J. Saeger
                              -----------------------
                              Thomas J. Saeger



                               /s/ Frank J. Pelisek
                              ------------------------
                              Frank J. Pelisek


                                                  Incorporators



STATE OF WISCONSIN       )
                         )    ss.
COUNTY OF MILWAUKEE      )


           I hereby certify that on December 31, 1985, before me,

the  subscriber, a Notary Public of the State of Wisconsin in and for  the  County  of  Milwaukee, personally  appeared  ALBERT  O.

NICHOLAS,  THOMAS J. SAEGER and FRANK J. PELISEK,  and  severally acknowledged the foregoing Articles of Incorporation to be  their act.

           WITNESS  my  hand and notarial seal this 31st  day  of

December, A.D. 1985.




                               /s/ Eric R. Christiansen
                               ------------------------
                              Eric R. Christiansen
                              Notary Public
                              Milwaukee County, Wisconsin
                              My commission is permanent.

               AMENDED ARTICLES OF INCORPORATION

                               OF

                   NICHOLAS INCOME FUND, INC.


           We,  the  undersigned natural persons of  the  age  of

twenty-one   years  or  more,  acting  as  Incorporators   of   a

corporation  under  the  General Laws of the  State  of  Maryland authorizing  the formation of corporations, adopt  the  following

Articles of Incorporation for such corporation:

           FIRST:     The  name  of  the  corporation  (which  is
           -----
hereinafter  called the "Corporation") is NICHOLAS  INCOME  FUND,

INC.

          SECOND:   The period of its existence is perpetual.
          ------
           THIRD:     The  purpose  or  purposes  for  which  the
           -----
Corporation is organized are:

                A.    To engage in the business of a diversified,

open-end  management  investment  company  under  the  Investment

Company Act of 1940.

                B.    To purchase or otherwise acquire, hold  for

investment  or  otherwise,  and to sell,  exchange  or  otherwise

dispose   of  securities,  or  rights  or  warrants  to   acquire

securities,  of  any  private  or  public  company,  corporation,

association, trust or syndicate, however organized.

                C.    To purchase or otherwise acquire, hold  for

investment  or  otherwise, and to sell,  exchange,  or  otherwise dispose of, securities issued or guaranteed by the United  States of  America, by any State of the United States of America, by any

political subdivision of any State, by any public instrumentality of  a  State,  or by any person controlled or supervised  by  and acting as an instrumentality of the United States of America.

                D.    To  deposit its funds from time to time  in

such  checking account or accounts as may reasonably be required,

and to deposit its funds at interest in any bank, savings bank or trust  company in good standing organized under the laws  of  the

United States of America or any State thereof, or of the District of Columbia.

                E.    To conduct research and investigations with

respect  to securities, organizations and business conditions  in the United States and elsewhere; to secure information and advice pertaining  to  the investment and employment of the  assets  and funds  of  the Corporation and to pay compensation to others  for the furnishing of any or all of the foregoing.

                F.   Subject to any restrictions contained in the

Investment Company Act of 1940, in applicable state securities or

"blue  sky" laws, or in any rules or regulations issued  pursuant

to   any  of  the  foregoing,  to  exercise  in  respect  of  all securities,  property and assets owned by it, all rights,  powers and  privileges  which could be exercised by any  natural  person owning the same securities, property or assets.

                G.    To acquire all or any part of the goodwill,

property  and  business  of  any  firm,  person,  association  or corporation  heretofore  or hereafter  engaged  in  any  business similar  to  any business which it has power to conduct,  and  to hold,  utilize, enjoy, and in any manner dispose of the whole  or any part of the rights, property and business so acquired and  to assume  in  connection  therewith any  liabilities  of  any  such person, firm, association or corporation.

                 H.     Without  the  vote  or  consent  of   the

shareholders  of  the  Corporation, to purchase,  acquire,  hold,

dispose  of,  transfer and reissue or cancel shares  of  its  own capital  stock  in any manner or to any extent now  or  hereafter permitted  by  the  laws of Maryland and  by  these  Articles  of

Incorporation.

               I.   To carry out all or any part of the aforesaid

objects and purposes and to conduct its business in all or any of its  branches  in any or all states, territories,  districts  and possessions  of  the  United States of  America  and  in  foreign countries;  and to maintain offices and agencies in any  and  all states,  territories,  districts and possessions  of  the  United

States of America and in foreign countries.

           The  foregoing objects and purposes shall, except when

otherwise  expressed,  be  in no way  limited  or  restricted  by reference  to or inference from the terms of any clause  of  this or  any other Section of these Articles of Incorporation,  or  of any  amendment thereto, and shall each be regarded as independent and construed as powers as well as objects and purposes.

           The  Corporation shall be authorized to  exercise  and

enjoy  all  of  the powers, rights and privileges granted  to  or conferred upon corporations of a similar character by the General

Laws  of the State of Maryland now or hereafter in force and  the enumeration  of  the  foregoing powers shall  not  be  deemed  to exclude any powers, rights or privileges so granted or conferred.



           FOURTH:    The  aggregate number of shares  which  the
           ------
Corporation shall have authority to issue is one hundred  million

(100,000,000) consisting of one class only, designated as "Common

Stock,"  of the par value of $.01 per share and of the  aggregate par value of One Million Dollars ($1,000,000).

            FIFTH:      Provisions   limiting   or   denying   to
            -----
shareholders  the preemptive rights to acquire additional  shares of the Corporation are:

           No  holder  of  any of the shares of this  Corporation

shall,  as  such  holder, have any preemptive or other  right  to purchase  or subscribe for any shares which this Corporation  may issue  or  sell other than such rights, if any, as the  board  of directors  in  its discretion may from time to time determine  to offer to shareholders of this Corporation.

           SIXTH:    The number of initial directors is four (4),
           -----
and the names of the initial directors are:

               Albert O. Nicholas
               Kenneth Loeffler Frank
               Frederick Fairchild Hansen
               Alfonso Derious Robertson

Thereafter,  the  number of directors shall be such  number  (not less than three) as is fixed from time to time by the By-laws.

           SEVENTH:   The  post office address of  the  principal
           -------
office  of  the Corporation in this State is c/o The  Corporation

Trust  Incorporated, 32 South Street, Baltimore, Maryland  21202.

The  name of the resident agent of the Corporation in this  State is  The  Corporation  Trust Incorporated, a corporation  of  this

State,  and the post office address of the resident agent  is  32

South Street, Baltimore, Maryland 21202.

          EIGHTH:   The name and address of each incorporator is:
          ------
          Name                     Address
          ----                     -------
     Albert O. Nicholas       700 North Water Street, Suite 1010
                              Milwaukee, Wisconsin 53202

     Thomas J. Saeger         700 North Water Street, Suite 1010
                              Milwaukee, Wisconsin 53202

     Frank J. Pelisek         250 East Wisconsin Avenue
                              Milwaukee, Wisconsin 53202

           NINTH:     The following provisions are hereby adopted
           -----
for  the purpose of defining, limiting and regulating the  powers of the Corporation and of the directors and shareholders:

                A. The board of directors of the corporation shall authorize an initial issuance of shares of the capital stock of the Corporation for such consideration not less than the aggregate par value of the shares included in the issuance as the board of directors shall determine. After such initial issuance, the board of directors may authorize the issuance (and reissuance) from time to time of shares of capital stock of any class, whether now or hereafter authorized, for such consideration, not less than the aggregate par value of the shares so issued, as said board of directors may deem advisable, provided that, except with respect to shares issued as a share dividend or distribution, such consideration shall be not less than the net asset value of such shares computed in accordance with this Article NINTH. That portion of the consideration received by the Corporation for shares issued (or reissued) which is equal to the aggregate par value of such shares shall be capital and any consideration received in excess of said aggregate par value shall be capital surplus. The board of directors may, in its sole and absolute discretion, reject in whole or in part orders for the purchase of shares of capital stock, and may, in addition, require such orders to be in such minimum amounts as it shall determine.

                B. The holders of any fractional shares of the capital stock of the Corporation shall be entitled to the payment of dividends on such fractional shares, to receive the net asset value thereof upon redemption and to share in the assets of the Corporation upon liquidation, but no holder of a fractional share shall be entitled to receive a certificate representing any fractional share. Whenever a shareholder owns fractional shares aggregating a full share, he shall have all rights provided herein with respect to such full share and shall be entitled to receive a certificate representing such full share.

                C. The board of directors shall have full power in accordance with good accounting practice: (a) to determine what receipts of the Corporation shall constitute income available for payment of dividends and what receipts shall constitute principal and to make such allocation of any particular receipt between principal and income as it may deem proper; and (b) from time to time, in its discretion (i) to determine whether any and all expenses and other outlays paid or incurred (including any and all taxes, assessments of governmental charges which the Corporation may be required to pay or hold under any present or future law of the United States of America or of any other taxing authority therein) shall be charged to or paid from principal or income or both; and (ii) to apportion any and all of said expenses and outlays, including taxes, between principal and income.

                D. Each holder of record of stock of this Corporation shall be entitled to one (1) vote for each share thereof standing registered in his name on the books of the Corporation. At all elections of directors of the Corporation, each shareholder shall be entitled to vote the shares owned of record by him for as many persons as there are directors to be elected, but shall not be entitled to exercise any right of cumulative voting.

                E. The board of directors shall have power to determine from time to time whether and to what extent and at what time and places and under what conditions and regulations the books, accounts and documents of the Corporation, or any of them, shall be open to the inspection of shareholders, except as otherwise provided by statute or by law; and except as so provided no shareholder shall have any right to inspect any book, account or document of the Corporation unless authorized to do so by resolution of the board of directors.

                F. When the total assets of the Corporation shall for the first time have amounted to $100,000, or more, a fact which shall be conclusively evidenced by a resolution of the board of directors of the Corporation specifying the date and time when such total assets first amounted to $100,000, or more, each holder of shares of the capital stock of the Corporation shall be entitled at any time thereafter to require the Corporation to redeem all or any part of the shares standing in the name of such holder on the books of the Corporation at the net asset value of such shares as determined in accordance with the provisions of this Article NINTH, subject to the provisions of Section K of this Article.

                G. The net asset value to which a holder of shares of capital stock of the Corporation shall be entitled upon redemption of shares held by him is the net asset value next determined after the time when certificates representing said shares, duly endorsed or accompanied by proper instruments of assignment, with proper stock transfer stamps affixed, if required, and accompanied by irrevocable instruments in writing in form acceptable to the board of directors to redeem the stock represented by such certificates, shall have been received by the Corporation at such place as the board of directors may from time to time designate.

               H.   The time of payment for shares redeemed shall
          be   within   seven   (7)   days   after   certificates
          representing the shares to be redeemed have been received by the Corporation in accordance with Section G of this Article NINTH.

                I. The net asset value of each share of the Corporation shall be determined as of the close of trading on the New York Stock Exchange each day that said Exchange is open for trading and any such net asset value shall be applicable to all transactions in the capital stock of the Corporation occurring at or before the close of business on that day and after the close of business on the last preceding day on which said Exchange was open for trading, subject to adjustment for declared dividends or distributions, or in accordance with any controlling provisions of the Investment company Act of 1940 or any rule or regulation thereunder.

                J. The net asset value of each share of the capital stock of the Corporation at any particular time shall be the quotient obtained by dividing the value of the net assets of the Corporation (i.e., the value of the assets of the Corporation, less its liabilities exclusive of capital and surplus) at such time by the total number of shares (including fractional shares) outstanding at such time, all determined and computed as follows:

                     (1)   The  value of any cash on hand  or  on
          deposit, bills and demand notes and accounts receivable, prepaid expenses, dividends receivable (from and after the ex-dividend date) and interest declared or accrued and not yet received shall be deemed to be the full amount thereof unless the board of directors shall have determined that any such deposit, bill, demand note or account receivable is not worth the full amount thereof, in which event such value shall be the fair value thereof as determined in good faith by the board of directors.

                     (2)  Securities listed or commonly dealt  in
          on the New York Stock Exchange or the American Stock Exchange shall be valued at the last sale prices on such Exchanges on the day on which such value is being computed (or, lacking any such sales, the last bid price), unless the board of directors in good faith determines that some other price reflects more closely the true market value.

                     (3)   Other  securities as to  which  market
          quotations are readily available shall be valued in the same manner as securities listed or commonly dealt in on the New York or American Stock Exchanges.

                     (4)  In the case of all other securities and
          assets, the value thereof shall be the fair value as determined in good faith by the board of directors (but no value shall be assigned to goodwill of the Corporation).

                    (5) The liabilities of the Corporation shall be deemed to include all bills and accounts payable; all administrative expenses payable and/or accrued, including the estimated amount of any fees payable under an investment advisory agreement, all contractual obligations for the payment of money or property, including the amount of any unpaid dividends upon the shares of the Corporation, declared at or before the time as of which the net asset value is being determined; all reserves authorized or approved by the board of directors for taxes or contingencies, including such reserves, if any, for taxes based on any unrealized appreciation in the value of the assets of the Corporation; and all other liabilities of the Corporation of whatsoever kind and nature, except liabilities represented by outstanding shares and surplus of the Corporation.

                     (6)   Securities purchased shall be included
          among the assets of the Corporation, and the cost thereof shall simultaneously be regarded as a liability, not later than the day following the date of purchase; and securities sold shall be excluded from such assets, and the amount receivable therefor shall simultaneously be included as an asset, not later than the day following the date of sale.

                     (7)   Shares  of the capital  stock  of  the
          Corporation for which purchase orders have been accepted shall be considered as issued and outstanding as soon as the net asset value thereof can reasonably be ascertained pursuant to the provisions of this Article NINTH, and the amount receivable therefor shall simultaneously become an asset of the Corporation.

                     (8)   Shares  of the capital  stock  of  the
          Corporation delivered for redemption or repurchase shall be considered as no longer outstanding as soon as the net asset value thereof can reasonably be ascertained pursuant to the provisions of this Article NINTH, and the amount payable on such redemption or repurchase shall simultaneously become a liability of the Corporation.

                      (9)   Notwithstanding  the  provisions   of
          paragraphs (1) and (5) of this Section J, interest declared or accrued and not yet received, and any accrued expenses, may be omitted from any calculation of net asset value, in the discretion of the board of directors, if the net amount of all such interest and expenses is less than one percent of the net asset value per share.

               K.   In the event that the New York Stock Exchange
          shall be closed at any time because of then existing financial conditions or for any other unusual or extraordinary reason, the right of a holder of shares of the capital stock of the Corporation to have his shares redeemed by the Corporation shall be suspended for a period from and including the day on which the action is taken for the closing of said Exchange and the day on which said Exchange is reopened. In accordance with the provisions of the Investment Company Act of 1940 and the rules and regulations promulgated thereunder by the Securities and Exchange Commission, the Corporation may also suspend such right of redemption (a) for any period during which trading on the New York Stock Exchange is restricted; (b) for any period during which an emergency exists as a result of which (i) disposal by the Corporation of securities owned by it is not reasonably practicable or (ii) it is not reasonably practicable for the Corporation fairly to determine the value of its net assets; or (c) for such other periods as the Commission may by order permit for the protection of shareholders of the Corporation.

                L.    The  Corporation may purchase in  the  open
          market or otherwise acquire from any owner or holder thereof any shares of its capital stock, in which case the consideration paid therefor (in cash or in securities in which the funds of the Corporation shall then be invested) shall not exceed the net asset value thereof determined or estimated in accordance with any method deemed proper by the board of directors and producing an amount approximately equal to the net asset value of said shares (determined in accordance with the provisions of this Article NINTH) at the time of the purchase or acquisition by the Corporation thereof.

                In respect of all powers, duties and authorities conferred by the preceding Sections J and K and this Section L, the Corporation may act by and through agents from time to time designated and appointed by the board of directors and the board of directors may delegate to any such agent any and all powers, duties and authorities conferred upon the Corporation or upon the board of directors by said Sections.

           TENTH:    The Corporation reserves the right to  enter
           -----
into, from time to time, investment advisory agreements providing for  the  management  and supervision of the investments  of  the

Corporation and the furnishing of advice to the Corporation  with respect  to  the  desirability  of investing  in,  purchasing  or

selling  securities  or  other property.   Such  agreement  shall

contain such other terms, provisions and conditions as the  board of directors of the Corporation may deem advisable.

           The  Corporation  may  designate custodians,  transfer

agents,  registrars and/or disbursing agents for  the  stock  and assets  of the Corporation and employ and fix the powers, rights,

duties, responsibilities and compensation of each such custodian,

transfer agent, registrar and/or disbursing agent.

           ELEVENTH:   The Corporation reserves the  right,  from
           --------
time  to  time,  to  make  any amendment  of  these  Articles  of

Incorporation  now or hereafter authorized by law, including  any amendment which alters the contract rights as expressly set forth in these Articles of Incorporation of any outstanding stock.  The

Corporation   may  take  or  authorize  such  action   upon   the

concurrence  of a majority of the aggregate number of  the  votes entitled to be cast thereon.

           TWELFTH:   In  the  event of the  dissolution  of  the
           -------
Corporation  and  in  the event there are  assets  available  for distribution  to the shareholders, the trustees or receivers  may take distributions of assets in cash or in kind or partly in cash and  partly  in  kind,  and it shall not  be  necessary  for  the trustees  or receivers to give each shareholder a pro rata  share of each asset, but the trustees or receivers may allocate certain assets  to  certain  shareholders and  certain  assets  to  other shareholders,  so  long  as there shall be  distributed  to  each shareholder his pro rata share in market value of the  assets  of the Corporation.

     Dated:    January 14, 1986.




                               /s/ Albert O. Nicholas
                              -----------------------
                              Albert O. Nicholas



                               /s/ Thomas J. Saeger
                              ---------------------
                              Thomas J. Saeger



                               /s/ Frank J. Pelisek
                              ---------------------
                              Frank J. Pelisek


                                                  Incorporators



STATE OF WISCONSIN       )
                         )    ss.
COUNTY OF MILWAUKEE      )


           I hereby certify that on December 31, 1985, before me,

the  subscriber, a Notary Public of the State of Wisconsin in and for  the  County  of  Milwaukee, personally  appeared  ALBERT  O.

NICHOLAS,  THOMAS J. SAEGER and FRANK J. PELISEK,  and  severally acknowledged the foregoing Articles of Incorporation to be  their act.

           WITNESS  my  hand and notarial seal this 14th  day  of

January, A.D., 1986.




                               /s/ Eric R. Christiansen
                               -------------------------
                              Eric R. Christiansen
                              Notary Public
                              Milwaukee County, Wisconsin
                              My commission is permanent.